UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2007

VIEWPOINT FINANCIAL GROUP

(Exact name of Registrant as specified in its Charter)

United States	001-32992	20-4484783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1309 W. 15th Street, Plano, Texas	75075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 578-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         On February 22, 2007, the Registrant issued a press release announcing fourth quarter and full year 2006 earnings. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99	Press release dated February 22, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWPOINT FINANCIAL GROUP

Date:	February 27, 2007	By: /s/ Mark E. Hord Mark E. Hord, Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated February 22, 2007

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